SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 12, 2008

Date of Report

February 8, 2008

(Date of earliest event reported)

MAPLE MOUNTAIN PUMPKINS AND AGRICULTURE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52964	84-1426364
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

706 Rildah Circle

Kaysville, UT  84037

(Address of principal executive offices, including zip code)

801 628-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03

Amendments to Articles of Incorporation or Bylaws

Effective February 8, 2008, pursuant to Board approval and consent by a majority of the Shareholders, the Company amended and restated its Articles of Incorporation.  No change was made to the capital structure of the Company.  The articles were amended and restated to opt out of certain provisions of the Nevada Corporate Law and to consolidate previous amendments.

Item 8.01

Other Events

Effective February 8, 2008, pursuant to Board approval and consent by a majority of the Shareholders, the Company effected a 1 for 3 reverse split of its issued and outstanding shares with no shareholder to be reversed to less than a round lot of 100 shares.

Item 9.01

Exhibits

The following exhibits are included with this report on Form 8-K:

Exhibit No.

Title

3(i)

Amended and Restated Articles of Incorporation

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAPLE MOUNTAIN PUMPKINS AND AGRICULTURE, INC.

Date:  February 12, 2008

By:  /s/  Ken Edwards

Ken Edwards

President and Chief Executive Officer

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